UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2017

ENGlobal Corporation

(Exact Name of Registrant as Specified in Charter)

NEVADA	001-14217	88-0322261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas	77060-5914
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 281-878-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

ENGlobal Corporation (the “Company” or “ENGlobal”) held its 2017 Annual Meeting of Stockholders on June 15, 2017. The following proposals were submitted to the holders of the Company’s common stock (the “Common Stock”) for a vote to:

●	Elect five directors to the Board of Directors of ENGlobal;

●	Ratify the appointment of Hein & Associates LLP as the independent auditors of ENGlobal for fiscal year 2017

The results of such votes were as follows:

1. The following votes were cast in the election of five nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld
William A. Coskey, P.E.	15,363,614	654,564
David W. Gent, P.E.	15,045,413	972,765
Randall B. Hale	15,358,089	660,089
David C. Roussel	15,358,716	659,462
Kevin M. Palma	15,366,117	652,061

The number of broker non-votes for all directors was 8,546,154.

2. The following votes were cast in the ratification of the appointment of Hein & Associates LLP as the independent auditors of the Company for fiscal year 2017:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Broker Non-Votes
23,778,991	638,254	147,087	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENGlobal Corporation

Dated: June 15, 2017	/s/ Tami Walker
Tami Walker General Counsel and Secretary